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FIRST AMERICAN TITLE
ESCROW No, 512581

      RECORDING REQUESTED BY, AND    DOCUMENT     13993076        Titles:  / Pages: 9
      WHEN RECORDED, MAIL TO:            [BAR CODE}
                                        0013993076                Fees ....        51.00*
WATKINS-JOHNSON COMPANY                                           Taxes.... **Conf **
c/o HOPKINS & CARLEY                                              Copies...
TEN ALMADEN BLVD.                                                 AMT PAID         51.00
EIGHT FLOOR                          ---------------------------------------------------
SAN JOSE, CA 95111                   BRENDA DAVIS                             RDE # 002
ATTN: GARTH E. PICKETT               SANTA CLARA COUNTY RECORDER              12/30/1997
                                     Recorded at the request of               8:00 AM
                                     First American Title Company
                                                       FOR RECORDER USE ONLY
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                                  Exhibit 10.Z

                              ASSIGNMENT OF LEASES



         THIS ASSIGNMENT OF LEASES ("Assignment") is made as of the 30th day of December, 1997, by and between Taylor Woodrow Property Company (California), Inc., a California corporation ("Assignor") and Watkins-Johnson Company, a California corporation ("Assignee"), and shall become effective upon the date of recordation hereof. This Assignment is entered into on the basis of the following facts, understandings and intentions of the parties:

                                 R E C I T A L S:

         A. The Board of Trustees of The Leland Stanford Junior University ("Stanford"), as Lessor, and Kern County Land Company, as Lessee, entered into a Lease ("Stanford Lease"), dated as of November 1, 1959, a memorandum of which was recorded on December 8, 1959 in Book 4630, Page 286 of the Official Records of Santa Clara County.

         B. The Stanford Lease has been amended by amendments dated as of August 1, 1963, April 22, 1969, May 31, 1984, and two amendments, each dated as of September 15, 1997, as more fully described in Recital C below.

         C. Pursuant to the Agreement Amending Ground Lease (Property 1) dated September 15, 1997, recorded on October 8, 1997 under Series No. 13890986 of the Official Records of Santa Clara County and the Agreement Amending Ground Lease (Property 2) dated September 15, 1997, recorded on October 8, 1997 under Series No. 13890987 of the Official Records of Santa Clara County, the Stanford Lease was divided into two separate leases, defined therein and referred to in this Assignment as the Property 1 Ground Lease and the Property 2 Ground Lease. The Property 2 Ground Lease covers that certain real property described as Property 2 ("Property 2") in Exhibit A attached hereto and incorporated herein by this reference.

       D. By mesne assignments, Assignor is the lessee under the Stanford Lease, as so amended.


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         E. Pursuant to a Lease and Agreement  ("Watkins-Johnson  Lease"), dated as of April 22, 1969, Lindco Properties Company, as successor lessee under the Stanford Lease, subleased all of the real property covered by the Stanford Lease to Assignee. The Watkins-Johnson Lease has been amended by amendments dated August 15, 1969 and October 31, 1994.

         F.  By  mesne   assignments,   Assignor   is  the   lessor   under  the
Watkins Johnson Lease, as amended.

         G. Pursuant to that certain Lease Termination and Assignment of Leasehold Interest Agreement and Joint Escrow Instructions ("Transfer Agreement"), between Assignor and Assignee, dated as of March 31, 1997, Assignor agreed to assign to Assignee (i) its interest as lessee under the Property 2 Ground Lease and (ii) its interest as lessor under the Watkins-Johnson Lease, as amended, to the extent the same relates to Property 2 (the "Watkins-Johnson Property 2 Lease"), and Assignee agreed to accept such assignments, and such assignment is pursuant to an exchange of leasehold interests between the parties and payment of additional Consideration to Assignee.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties provided for in the Transfer Agreement and herein, the parties agree as follows:

         1. Assiqnment and Assumption. Assignor hereby assigns all of its right, title and interest in the Property 2 Ground Lease and the Watkins-Johnson Property 2 Lease to Assignee, and Assignee hereby accepts such assignments and agrees to be bound by the terms, covenants and conditions of the Property 2 Ground Lease and the Watkins-Johnson Property 2 Lease, and assumes all of Assignor's obligations and duties under the Property 2 Ground Lease and the Watkins-Johnson Property 2 Lease.

         2. No Assignments. Except for the easements, access agreements and other encumbrances which have been recorded (or memoranda of which have been recorded) in the Official Records of Santa Clara County, Assignor represents and warrants to Assignee that: Assignor has not sublet, assigned, conveyed, encumbered or otherwise transferred all or any portion of its right, title or interest under the Property 2 Ground Lease or the Watkins-Johnson Property 2 Lease or any claim, demand, obligation, liability, action or cause of action arising thereunder.

         3. No Merqer. The parties do not intend any merger of the Property 2 Ground Lease and the Watkins-Johnson Property 2 Lease by virtue of the assignments set forth herein. Further, Assignee's indemnification obligations pursuant to Paragraph 10 of the Watkins-Johnson Property 2 Lease shall survive this Assignment with respect to acts, events, conditions (including without


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limitation environmental conditions) or circumstances occurring or arising prior to the date hereof.

         4. Attorneys' Fees. If any party commences an action against the other party arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the losing party the costs and expenses of such action, including reasonable attorneys' fees and court costs.

         5. Time. Time is of the essence of every provision of this Assignment.

         6. Applicable Law. This Assignment shall be construed in accordance and governed by the laws of the State of California.

         7.  Successors  and  Assiqns.  The  terms,   covenants  and  conditions
contained in this Assignment shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.

         8. Authority. Each party represents and warrants to the other that it has full right, power and authority to enter into this Assignment, and has obtained all necessary consents and resolutions required under the documents governing its affairs in order to consummate this transaction, and the persons executing this Assignment have been duly authorized to do so.


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         9.   Counterparts.   This   Assignment  may  be  executed  in  multiple
counterparts, each of which shall be deemed a duplicate original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

                                             "Assignor"

                                             TAYLOR WOODROW PROPERTY
                                             COMPANY (CALIFORNIA), INC.,
                                             a California corporation

                                             By: /s/ Tom Redwitz
                                                --------------------------------
                                                Tom Redwitz
                                                --------------------------------
                                                  (type or print name)

                                             Its: Vice President
                                                --------------------------------


                                             "Assignee"

                                             WATKINS-JOHNSON COMPANY,
                                             a California corporation

                                             By: /s/ W. Keith Kennedy
                                                --------------------------------
                                                     W. Keith Kennedy
                                                --------------------------------
                                                  (type or print name)

                                             Its: President and CEO
                                                --------------------------------


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